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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 30, 2004


                                ----------------

                         Northeast Indiana Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


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         Delaware                       0-26012                 35-1948594
(State or other jurisdiction of     (Commission File)         (IRS Employer
incorporation or organization)           Number             Identification No.)

                648 North Jefferson Street, Huntington, IN 46750
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (260) 356-3311

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


Item 5. Other Events.

     On June 30, 2004, Northeast Indiana Bancorp, Inc. issued a news release announcing acquisition of brokerage firm through bank subsidiary. The release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               The following Exhibit is being furnished herewith:

               99.1 Press Release of Northeast Indiana Bancorp, Inc.,
                    dated June 30, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NORTHEAST INDIANA BANCORP, INC.

                                    By:  STEPHEN E. ZAHN
                                         -------------------------------------
                                         Stephen E. Zahn
                                         President and Chief Executive Officer
Dated: June 30, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NORTHEAST INDIANA BANCORP, INC.

                                    By:  /S/ STEPHEN E. ZAHN
                                         -------------------------------------
                                         Stephen E. Zahn
                                         President and Chief Executive Officer
Dated: June 30, 2004



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                                  Exhibit Index
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Exhibit
Number                     Description of Exhibit
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99.1                    Press Release of Northeast Indiana Bancorp, Inc. dated

                        June 30, 2004